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                                                                    Exhibit 10.4

                         LEASE AND AIR RIGHTS AGREEMENT

     THIS AGREEMENT (herein caned the "LEASE"), made on the 18th day of November, 2003, by and between the CITY OF BILOXI, MISSISSIPPI, a municipal corporation organized and existing under the laws of the State of Mississippi (herein caned "CITY" or "LANDLORD"), PREMIER ENTERTAINMENT, LLC, a Mississippi Limited Liability Company, and/or PREMIER ENTERTAINMENT BILOXI LLC, the survivor company in the impending merger of PREMIER ENTERTAINMENT, LLC with PREMIER ENTERTAINMENT BILOXI LLC, a Delaware Limited Liability Company (herein called "PREMIER" or "TENANT"), whose permanent resident addresses are declared to be:

     for LANDLORD:      City of Biloxi              City of Biloxi
                        140 Lameuse Street    Or    P.O. Box 429
                        Biloxi, MS 39530            Biloxi, MS 39533


     and for TENANT:    Premier Entertainment, LLC
                        11400 Reichold Road
                        Gulfport, MS 39530

     FOR AND IN CONSIDERATION OF the mutual covenants and promises contained herein, PREMIER and the CITY hereby covenant and agree as follows:

                                    SECTION 1
                                  DEFINED TERMS

     For purposes of interpretation and implementation of this agreement, the following terms shall have the designated definitions or meanings:

     "Additional Rent" -
          Additional Rent shall consist of all monetary charges, assessments, and liabilities of the TENANT which are assessed or incurred pursuant to this agreement, whether designated as "Additional Rent" or otherwise, including but not limited to those described in Section 7;

     "Airspace" -
          the column of airspace directly above the Lameuse Street Parcel (depicted as Parcel 1 on Exhibit "H") and the Service Road Parcel (depicted as Parcels 3 and 4 on Exhibit "H") and certain support structure rights set out in Section 3; all subject to the restrictions contained in Section 3;

     "Basic Rent" -
          Basic Rent shall be defined as that amount or those amounts identified in Section 6;

     "CITY" -
          CITY shall mean the CITY of Biloxi, Mississippi, its successors or assigns;

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     "Improvements" -
          Improvements shall refer to the parking garage and pedestrian walkover which are permitted to be constructed on the Lameuse Street Parcel, Lameuse Street Parking Area, and Service Road Parcel and in the Airspace as referenced in Section 3(B);

     "Lameuse Street Parcel" -
          the Lameuse Street Parcel shall mean the property described on Exhibit "B" and depicted as Parcel on Exhibit "H";

     "Lameuse Street Parking Area" -
          Lameuse Street Parking Area shall mean that parcel described in Exhibit "A", and depicted as Parcel 2 on Exhibit "H";

     "LANDLORD" -
          LANDLORD shall mean the CITY of Biloxi, Mississippi, it successors or assigns;

     "Leased Premises"-
          the Leased Premises shall consist of that property described in
          Section 2(A) and depicted in Exhibit "A";

     "PREMIER" -
          PREMIER shall mean PREMIER Entertainment, LLC, its successors or assigns;

     "Service Road Parcel" -
          the Service Road Parcel shall consist of that property described in
          Section 3(A) and depicted in Exhibit "C", Part 1 and Part 2; as depicted as Parcels 3 and 4 on Exhibit "H";

     "TENANT" -
          TENANT shall mean PREMIER Entertainment, LLC, its successors or assigns;

                                    SECTION 2
                          LEASED PREMISES AND EASEMENTS

     A. In consideration of the rents hereinafter set out to be paid by TENANT, and in further consideration of the mutual covenants and promises hereinafter set out to be observed and performed by TENANT and LANDLORD, LANDLORD demises and leases to TENANT, and TENANT leases and rents from LANDLORD, that certain real property and property rights which is located in the CITY of Biloxi, Mississippi, and described more particularly as follows:

          a)   the Lameuse Street Parking Area described in Exhibit "A"; and,

          b)   the Airspace as defined herein.

     B. TENANT has inspected the Leased Premises and accepts same in its present condition. LANDLORD makes no warranty regarding the condition of the Leased Premises and makes no covenant to alter, repair, or construct any improvements on the Leased Premises. The

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taking of possession of the Leased Premises by TENANT shall be conclusive evidence that the Leased Premises were in good and satisfactory condition in accordance with the terms of this Lease at the time such possession was taken.

                                    SECTION 3
           USE OF LEASED PREMISES AND AIRSPACE ABOVE ADDITIONAL AREAS

     A. For the same consideration, PREMIER's use and occupation of the Leased Premises shall include the use of airspace, as well as the ground space thereunder solely to the extent necessary to construct and maintain support columns for improvements in the airspace; provided, however, location and placement of said columns and support structures upon the ground below the Airspace is subject to approval of the CITY in order to ensure safe and practical configuration of the public roads and parking spaces to be created below the Airspace:

     LAMEUSE STREET PARCEL: This parcel shall include that area bounded on the north by the south margin of U.S. Highway 90; on the east by the Leased Premises as defined above; on the south by the westward extension of the north bulkhead of the Commercial Fishermen's Harbor; and on the west by the west margin of Lame use Street as extended south of U.S. Highway 90; all of which is described with more particularity in the survey designated as Exhibit "B", which is attached hereto and made a part hereof; and,

     SERVICE ROAD PARCEL: This parcel shall include that area bounded on the east by the west margin of Main Street as extended south from U.S. Highway 90; on the south by the north bulkhead of the Commercial Fishermen's Harbor; on the west by the east margin of Lameuse Street as extended south; and on the north by the property of PREMIER, after the conveyance to the CITY of that portion of the Service Road Parcel described in Exhibit "C", Part 2 (designated 'Parcel 4' on Exhibit "H") as contemplated by Section 7F, all of which is described with more particularity in the survey designated as Exhibit "C" (parts 1 and 2), which is attached hereto and made a part hereof.

     In order to ensure PREMIER's continued right to the non-exclusive use of the roadways as set out above, for maintenance of the support columns, the CITY hereby grants unto PREMIER and its employees, tenants, agents, successors, and assigns, a non-exclusive easement for the term of this Lease, and any renewals or extensions thereof, over the roadways on the Lameuse Street Parcel and the Service Road Parcel, for the maintenance and repair of the support columns and other support structure located thereon. In addition, PREMIER and its employees, tenants, agents, successors, assigns, and invitees shall have the same rights of ingress and egress over said roadways as the general public as long as those roadways remain public streets; and in the event that the public road in the Lameuse Street Parcel, the public in the Service Road Parcel, or the public road in that portion of Lameuse Street or Lameuse Street projected South of the Lameuse Street Parcel (depicted as parcel 6 on Exhibit "H", and described in Exhibit "J") shall be vacated or cease to be designated and used as a public road by the CITY, then PREMIER is further granted a non-exclusive easement for the benefit of its employees, tenants, agents, successors, assigns, and invitees, for the term of this Lease, and any renewals or extensions thereof, for the purpose of ingress and egress across any such roadway so abandoned or vacated.

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     B.   The Airspace will be used exclusively for constructing, operating, maintaining, and repairing a parking garage and elevated bridge in conjunction with PREMIER's gaming enterprise (hereinafter referred to as the "Improvements"). All such Improvements shall have a minimum clearance or bottom floor elevation of 14 feet above the improved surface below it, except for support columns as are reasonable and necessary to support the improvements above in accordance with engineering and construction standards. For the purpose of this Lease, "improved surface below it" as used herein shall mean the surface grade of the respective roadways as first constructed in conjunction with the contemplated improvements. Any change in the authorized use of the Airspace shall require prior written approval of the CITY. PREMIER covenants that no flammable, explosive, or hazardous material will be manufactured or stored in the aforesaid described areas (excluding fuel in fuel tanks of parked vehicles).

     C. PREMIER will have the sole responsibility for developing, constructing, operating, maintaining, and repairing said Improvements over the Airspace, and shall do so at its sole cost and expense. PREMIER may construct and maintain columns or support structures on the surface under the Airspace for its improvements located in the Airspace; provided, however, that such support structures shall be located in a manner that will not degrade or diminish the structural integrity of the bulkheads surrounding Commercial Fishermen's Harbor nor obstruct the right of way and parking spaces in the Service Road Parcel. Should PREMIER desire to erect a support structure in a location that is inconsistent with maintaining the existing structural integrity of said bulkhead or which may be an obstruction to the right of way and parking spaces for the Service Road Parcel, then PREMIER must obtain prior approval of the CITY which, in its sole discretion, shall have the option of either requiring the relocation of said support structure or permitting the placement of the support structure provided remedial work, repairs, and preventive measures (to protect said bulkhead or preserve the right of way and parking spaces) are performed to the specifications and satisfaction of the CITY. Although support structures may encroach on the 40 foot right of way of Lameuse Street, the road bed which is available for use by automobiles after construction of PREMIER's parking garage and casino resort related facilities shall continue to have the same width, or greater, currently available for vehicular traffic. The specific location of the placement of support structures within this right of way must be approved by the CITY.

     D. PREMIER hereby warrants and guarantees that should the process of constructing a support structure (whether constructed according to the original plans or according to modifications approved by the CITY) cause damage to or weaken the tie backs or structural integrity of said bulkhead or any other improvement in the Commercial Fishermen's Harbor, then PREMIER shall repair or cause to be repaired at its sale cost and expense such bulkhead or improvement, and shall indemnify, defend, and hold harmless the CITY from any claim for monetary damages, including attorney's fees, based upon the construction of the Improvements.

     E. The design for said Improvements shall comply substantially with the plans provided to and reviewed and approved by the CITY in conjunction with PREMIER's Master Plan for its gaming enterprise. Any significant revision in the design or construction of the Improvements from these plans and specifications must be approved by the CITY.

     F. Until such time as PREMIER begins construction on its parking garage to be located on the Leased Premises, the Leased Premises may continue to be used by the public for

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parking for the Commercial Fisherman's Harbor. After construction begins,
PREMIER shall be responsible for organizing and phasing construction in such a way that access to and parking for the Commercial Fishermen's Harbor shall not be interrupted and shall be maintained at the present levels to the maximum extent possible. PREMIER may provide alternate access and parking on property that it owns adjacent to and west of Lame use Street extended, and shall provide such alternate parking at all times that existing parking for the Fisherman's Harbor must be closed.

     G. PREMIER shall maintain a total of 50 parking spaces for the exclusive use of persons utilizing the Commercial Fishermen's Harbor. These parking spaces shall be of a minimum width of nine feet and length of nineteen feet, and shall include two parking spaces of dimensions which meet or exceed all local, state, and federal requirements for the accommodation of parking for the handicapped. They shall be located at ground level within the area bounded on the east by the west margin of Main Street extended, on the west by the east margin of Lameuse Street extended, on the south by the north bulkhead of the Commercial Fishermen's Harbor, and on the north by the property of PREMIER. All of the parking spaces along the north bulkhead of the Harbor shall be utilized for this purpose, and the remaining spaces needed to satisfy this requirement shall be located on the north margin of the Service Road Parcel. The CITY agrees to dedicate all of the parking spaces along the North bulkhead of the Harbor for this purpose, as well as the remaining spaces needed to satisfy this requirement which are located on the North margin of the Service Road Parcel. The parties agree that as many parking spaces as can be reasonably and safely configured in those areas shall be so located, that they shall be dedicated and marked for the exclusive use of the Commercial Fisherman's Harbor, and that they shall be credited toward the fifty (50) parking spaces required herein. If in the aggregate they do not total fifty (50) spaces, then PREMIER agrees to provide the remaining parking spaces within its parking facilities in close proximity to the Harbor.

     A sidewalk, a minimum width of five (5) feet, shall be maintained along the North side of the harbor bulkhead from the East end of the North face of said harbor bulkhead to the West end. Should PREMIER fail to provide or maintain said parking spaces and sidewalk in accordance with specifications approved or directed by the CITY, then the CITY may give PREMIER thirty (30) days' written notice of the deficiency or default. If PREMIER shall fail to cure the deficiency or default to the satisfaction of the CITY within said thirty (30) day period, then the CITY may provide or maintain said parking spaces and the cost thereof shall be due and payable as Additional Rent within thirty (30) days after receiving written notification from the CITY of the CITY's expenditure.

     H. PREMIER shall erect and maintain signage which clearly delineates at least the number of parking spaces specified herein for the exclusive use of the public using or visiting the Commercial Fishermen's Harbor. The type, size, and location of this signage, as well as the number of signs, must be approved by the CITY. Should PREMIER fail to provide or maintain such signage in accordance with specifications approved or directed by the CITY, then the CITY may give PREMIER 30 days written notice of the deficiency or default. If PREMIER shall fail to cure the deficiency or default to the satisfaction of the CITY within said 30 day period, then the CITY may provide or maintain such signage and the cost thereof shall be due and payable as Additional Rent within 30 days after receiving written notification from the CITY of the CITY's expenditure.

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     I.   PREMIER shall provide continuous security for those parking spaces as well as that part of the CITY's property which is covered by PREMIER's structures pursuant to air rights granted by the CITY. It shall be the duty of PREMIER to direct its security personnel to enforce the reservation of the parking spaces for the harbor by requiring its patrons to vacate such parking space and remove their vehicle to PREMIER's parking facility. Should PREMIER fail to provide or maintain said security services in accordance with this agreement, then the CITY may give PREMIER 30 days written notice of the deficiency or default. If PREMIER shall fail to cure the deficiency or default to the satisfaction of the CITY within said 30 day period, then the CITY may provide or maintain such security services and the cost thereof shall be due and payable as Additional Rent within 30 days after receiving written notification from the CITY of the CITY's expenditure.

     J. In the event PREMIER elects to exercise its option to acquire the interest of Joe and Charmaine Lancon under the Lease, LANDLORD consents to the assignment of the lease for the Fishermen's Harbor Restaurant from Joe and Charmaine Lancon to PREMIER, and upon such assignment PREMIER shall continue with all of the rights and obligations of the TENANT under that lease except as hereinafter provided. The CITY agrees that PREMIER may, at its own expense, remove the improvements at that site by paying the CITY a sum to be determined by appraisal as required by law as compensation for the loss of the CITY's asset, payable in five (5) equal annual installments, plus interest accruing at the rate of 6% per annum, beginning on the first day of the month after a demolition permit is issued. If PREMIER elects to remove the structure, the CITY agrees to terminate said lease and dedicate the space for public parking and turn around, and PREMIER agrees to make, at its own expense, all improvements necessary to utilize and maintain the space in that manner.

                                    SECTION 4
                              TERM AND COMMENCEMENT

     A. The primary terms of this Lease shall commence on December 15, 2003 (the "Commencement Date"), and shall continue for forty (40) years. TENANT may extend this Lease for one (1) extended term of twenty-five (25) years by giving LANDLORD written notice of the intent to exercise such option. Such notice must be received by LANDLORD at least six (6) months prior to the termination of each option period thereafter for the exercise of each succeeding option period, provided, however.

     B. Upon the execution date, PREMIER shall be liable for payment of all sums and charges which become due hereunder (including but not limited to Basic Rent, and all other sums and charges which are required to be paid by PREMIER hereunder) in accordance with specific provisions contained herein addressing the timing of rental payments. All sums payable hereunder other than Basic Rent amounts shall be due and payable within a reasonable time, not to exceed thirty
(30) days after receipt of an invoice as provided for herein or as otherwise specified herein.

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                                    SECTION 5
                      EXCUSE OF PERFORMANCE - FORCE MAJEURE

     Anything elsewhere in this Lease to the contrary notwithstanding, neither party shall be deemed in default with respect to the performance of any of the non-monetary obligations, terms, covenants and conditions of this Lease to be performed by it if any failure of its performance shall be due to any Force Majeure (which is defined as any Act of God, strike, war, rebellion, hostilities, military or usurped power, terrorism, sabotage, government regulations or controls, inability to obtain any material through Act of God, or any other cause whatever beyond the control of that party), and the time for performance by that party shall be extended by the period of delay resulting from or due to any above said causes.

                                    SECTION 6
                                   BASIC RENT

     A. For the first year of the term of the Lease, the Basic Rent shall be $1.00. For the next four (4) years of the Lease, Basic Rent shall be $12,500.00 per month, and the first such payment shall be due on the first day of the twelfth month following the Commencement Date. Thereafter, rent shall be due on the first day of each month (i.e. Commencement Date is December 15, 2003, therefore, the first Basic Rent payment is due on December 1, 2004). Basic Rent shall increase beginning on the fifth anniversary date of the execution of the Lease and continuing on each fifth anniversary date that follows for the remainder of the term of the Lease. The amount of Basic Rent after that increase shall be the Basic Rent payable at the end of the previous five (5) year period (being $12,500.00 per month for the first such adjustment) increased by the increase in the Consumer Price Index, all Urban Consumers from the "South Urban" area (base period 1982-84 = 100), as promulgated by the U.S. Department of Labor or successor entity, for the previous five year period.

     B. All rental payments provided above shall be payable to LANDLORD at CITY Hall, 140 Lameuse Street, Biloxi, Mississippi, 39530, without any demand therefor, and without any deduction or set-off whatsoever. LANDLORD may charge interest of all past-due payments of base rental in accordance with the provisions of Section 36.

                                    SECTION 7
               ADDITIONAL RENT AND OTHER OBLIGATIONS OF THE TENANT

     A.   Section 7 A is deleted in its entirety.

     B. TENANT shall pay all other sums of money or charges required to be paid by TENANT to LANDLORD under this Lease, whether or not the same be designated "rent." These amounts and charges shall be due and payable within a reasonable time, not to exceed thirty (30) days after receipt by the TENANT of an invoice therefore (excluding "Basic Rent", which shall be due and payable in the same time and manner provided in Section 6, above). All sums of money or other charges payable by TENANT under this section shall be payable at such place as is set forth in this Lease, without any set-off or deduction whatsoever. LANDLORD may charge interest on all such past-due payments owed by TENANT, regardless of whether they are designated as Additional Rent, in accordance with the provisions of this Lease.

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     C.   As an additional obligation, TENANT, at its sole expense, shall maintain Lameuse Street as extended south from the south margin of U.S. Highway 90 to the bulkhead of the Commercial Fishermen's Harbor (near the harbor master's structure).

     D. As an additional obligation, TENANT, at its sole expense, shall maintain Service Road Parcel which extends from the east margin of Lameuse Street extended to the west margin of Main Street extended.

     E. As an additional obligation, TENANT, at its sole expense, shall widen or cause to be widened Main Street as extended south from U.S. Highway 90 to the north bulkhead of the Commercial Fishermen's Harbor in order to align the west margin of Main Street south of U.S. Highway 90 with the existing west margin of Main Street north of U.S. Highway 90. TENANT shall convey to the CITY all necessary right, title, and interest in the real property described in the survey designated as Exhibit "E", as depicted as Parcel 8 on Exhibit "H", which is attached hereto and made a part hereof, to enable the widened Main Street to be a dedicated public street.

     F. As an additional obligation, TENANT, at its sole expense, shall widen or cause to be widened the Service Road Parcel from the west margin of Main Street extended to the east margin of Lameuse Street extended. TENANT shall convey to the CITY, subject to a reservation of a leasehold estate in the Airspace conveyed to TENANT in this Lease, together with easements on ground space for structural support purposes and easements as contemplated in Section 2A and 3A, all necessary right, title, and interest in the real property described in the survey designated as Exhibit "D" as depicted as Parcel 4 on Exhibit "H", which is attached hereto and made a part hereof, to enable the CITY to dedicate the Service Road Parcel as described in the survey designated as Exhibit "C" as a public street and public parking (subject to reservations for harbor parking as provided herein).

     G. As an additional obligation, TENANT, at its sole expense shall cause all public utilities in the Leased Premises, the expanded portion of Main Street, Lameuse Street south of US. Highway 90 and the widened the Service Road Parcel to be relocated in order to permit the improvements contemplated by this Lease. The relocation of all such utilities and the construction and widening of the above referenced streets shall be performed subject to the inspection and approval by the CITY and in accordance with existing standards for relocation and construction of public utilities and streets. TENANT shall convey to the CITY all necessary right, title, and interest in the real property described in the survey designated as Exhibit "F" as depicted as Parcel 7 on Exhibit "H", which is attached hereto and made a part hereof, for the relocation of traffic signalization equipment caused by the widening of Main Street. Said relocation shall be included in the expense of the widening of Main Street to be paid by TENANT. Said signalization equipment shall be set back from U.S. Highway 90 as far as is reasonably possible, and must not obstruct the sidewalks adjacent to said Highway or Main Street.

                                    SECTION 8
                                 PROPERTY TAXES

     PREMIER shall be responsible for and shall pay before delinquency all taxes, including special assessments, assessed during the term of this Lease against PREMIER's leasehold

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interest in the Leased Premises and Airspace, against all improvements on the
Leased Premises and in the Airspace, and against personal property of any kind placed in, upon or about the Leased Premises or in the Airspace by TENANT or its licensees, concessionaires, assigns, and subtenants.

                                    SECTION 9
                         LIMITS ON LIABILITY - INSURANCE

     LANDLORD shall not be liable to TENANT or to any of its employees, agents, invitees, visitors, or any other person whomsoever, for any damage to person or damage to property on or about the Leased Premises or Airspace caused by the negligence or misconduct of TENANT, its employees, licensees, concessionaires, or any other person entering the Leased Premises or Airspace, either under express or implied invitation of TENANT, or arising out of the use of the Leased Premises or Airspace by TENANT, or arising out of the conduct of TENANT's business therein, or arising out of any breach or default by TENANT in the performance of its obligations hereunder, and TENANT hereby agrees to indemnify, defend, and hold LANDLORD harmless from any loss, expense or claim, including attorneys' fees, arising out of any damage or injury or claim for damage or injury.

                                   SECTION 10
                           PUBLIC LIABILITY INSURANCE

     TENANT shall, during the entire term of this Lease and any extension hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises, the Airspace, the property under the Airspace, and the business operated by TENANT and any subTENANTs of TENANT on the Leased Premises and the Airspace in which the limits of public liability shall not be less than One Million Dollars ($1,000,000.00) per person and Three Million Dollars ($3,000,000.00) per incident and in which the property damage liability shall be not less than One Hundred Thousand Dollars ($100,000.00). The policy shall insure against all claims, demands or actions arising out of or in connection with the use and occupancy of the Leased Premises, the Airspace, and the surface area under the Airspace by TENANT or its employees, licensees, concessionaires, subTENANTs, or any other person entering the Leased Premises or the Airspace either under express or implied invitation of TENANT, or arising out of the use of the Leased Premises or the Airspace by TENANT, its employees, licensees, concessionaires, subTENANTs, or any other person or corporation by express or implied invitation of TENANT, or by the condition of the Leased Premises or improvements located either therein or in the Airspace. The policy shall name LANDLORD, any person, firms or corporations designated by LANDLORD, and TENANT as insured and shall contain a clause that the insurer will not cancel or change the insurance without first giving LANDLORD ten (10) days' prior written notice. A copy of the policy or a certificate of insurance shall be delivered to LANDLORD.

                                   SECTION 11
                           FIRE AND CASUALTY INSURANCE

     TENANT shall keep the improvements on the Leased Premises and the Airspace insured throughout the term(s) of this Lease against loss or damage by fire and such other risks as may

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be included in the broadest form of extended coverage insurance from time to time available in such amounts sufficient to prevent LANDLORD from becoming a co-insurer within the terms of applicable policies and, in any event, in an amount not less than eighty percent (80%) of the then insurable value of the improvements on the Leased Premises and Airspace. LANDLORD shall be named in all such policies of insurance as a named insured as its interest may appear.

                                   SECTION 12
                        TENANT SHALL DISCHARGE ALL LIENS

     TENANT shall promptly pay all its contractors and materialmen, so as to minimize the possibility of a lien attaching to the Leased Premises and improvements occupying the Airspace; and should any such lien be made or filed, TENANT shall bond against or discharge the same within ten (10) days after written request by LANDLORD.

                                   SECTION 13
                             USE OF LEASED PREMISES

     A. TENANT shall not use, permit or suffer the use of the Leased Premises, Airspace, or any part thereof for any purpose other than for parking facilities (a parking garage and surface parking and elevated walkover) to be utilized in conjunction with the TENANT's resort hotel facilities, either casino related or otherwise, and those activities which are ancillary to a resort hotel, provided that such use is also in compliance with applicable zoning laws; provided further that gaming is not authorized on the property used to define the Airspace or in the Airspace, nor shall gaming be authorized on the Leased Premises (except to the extent hereinafter provided), and TENANT agrees that the Leased Premises are leased exclusively for said business and commercial purposes. Although gaming is not authorized on or from the Leased Premises, TENANT may operate the commercial enterprises authorized by this Lease in physical connection with or connection to its authorized gaming activities.

     B. The CITY acknowledges that Lameuse Street south of US. Highway 90 and the Service Road Parcel will each have to be temporarily closed at various times in order to ensure public safety when construction activities at those sites require it. TENANT acknowledges that those two access routes are the only means of vehicular access to the perimeter of Commercial Fishermen's Harbor. The CITY agrees to work with TENANT in coordinating those temporary closings in order to ensure public safety, however, TENANT shall not be permitted to temporarily close off either road until a minimum often (10) days notice has been provided to the CITY; further TENANT shall not be permitted to close both roads (Lameuse Street south of Highway 90 and the Service Road Parcel) at the same time, but shall alternate street closings to ensure continuous access to said harbor. Pedestrian access to the north bulkhead of the harbor must be maintained at all times.

                                   SECTION 14
            MAINTENANCE OF STRUCTURES; LANDLORD'S RIGHT TO INTERVENE

     A. TENANT shall keep all structures in the Leased Premises and in the property under the Air Spaces in good repair so as to be safe and present no hazard or danger to users of

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the public rights of way and harbor facilities located under or adjacent to the
TENANT's structures.

     B. If TENANT refuses or neglects to repair property as required hereunder and to the reasonable satisfaction of LANDLORD as soon as reasonably possible after written demand, LANDLORD may make such repairs without liability to TENANT for any loss or damage that may accrue to TENANT's merchandise, fixtures or other property or to TENANT's business by reason thereof; and upon completion thereof, TENANT shall pay LANDLORD's cost for making such repairs, upon presentation of a bill therefor, as additional rent. This provision shall be construed as a right of LANDLORD and not an obligation. LANDLORD shall have the option to exercise this right in its sole discretion or may elect any other remedy available to it, but in no event shall this be construed as an obligation of LANDLORD to any third party or subtenant of TEN ANT.

                                   SECTION 15
           SURRENDER OF LEASED PREMISES, TRADE FIXTURES, IMPROVEMENTS

     A. TENANT may remove all its detachable and movable trade fixtures brought in by TENANT before surrendering the Leased Premises at end of the term, and shall repair any damage to the Leased Premises and the property under the Airspace caused thereby. Any such trade fixtures not removed by TENANT prior to surrender of possession, at the option of LANDLORD, either shall become the property of LANDLORD or may be removed by LANDLORD at the expense of TENANT. TENANT agrees to pay for the removal of any such abandoned trade fixtures, and this obligation of TENANT to remove or pay for such removal shall survive the expiration or termination of the possessory rights of TENANT created by this Lease and the expiration or other termination of this Lease.

     B. All alterations, additions, improvements and fixtures (other than detachable and movable trade fixtures) which may be made or installed by TENANT upon the Leased Premises and the Airspace and the property below the Airspace shall remain upon and be surrendered with the Leased Premises and the Airspace and become the property of LANDLORD at the termination or cancellation of this Lease, unless LANDLORD requests their removal by TENANT prior to the termination of this Lease, in which event TENANT shall remove the same at TENANT's expense. All such alterations, additions, improvements and fixtures not requested by LANDLORD to be removed prior to surrender of possession shall become the property of LANDLORD without credit or compensation to TENANT; all such alterations, additions, improvements and fixtures which LANDLORD has requested TENANT to remove but which have not been removed prior to surrender of possession may be removed by LANDLORD at the expense of TENANT. LANDLORD agrees to give TENANT written notice under within thirty (30) days after the termination of this Lease of its intent to remove any such alterations, additions, improvements and fixtures at the expense of TENANT and to remove such items in a reasonable amount of time thereafter commensurate with the difficulty and expense of such removal. TENANT agrees to pay for the removal of any such alterations, additions, improvements and fixtures, and this obligation of TENANT to remove or pay for such removal shall survive the expiration or termination of the possessory rights of TENANT created by this Lease and the expiration or other termination of this Lease.

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                                   SECTION 16
                              LANDLORD'S DISCLAIMER

     LANDLORD shall be under no liability to replace, repair, maintain, alter or take any other action with reference to the Leased Premises, the Airspace, or the property under the Airspace, or any part thereof, or any plumbing, heating, cooling, gas, electrical or other mechanical installation therein.

                                   SECTION 17
                           INDEMNIFICATION OF LANDLORD

     TENANT will indemnify, defend, and hold LAND LORD harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury, and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises, the Airspace, and the property under the Airspace, or the occupancy or use by TENANT of the Leased Premises, the Airspace, or the property under the Airspace, or any part thereof, occasioned wholly or in part by any act or omission of TENANT, its agents, contractors, employees, servants, lessees or concessionaires. In case LANDLORD shall, without having committed any willful act or act of gross negligence on its part, be made a party to any litigation commenced by or against TENANT, then TENANT shall defend, protect, and hold LANDLORD harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by LANDLORD in connection with such litigation.

                                   SECTION 18
                         CONNECTION AND USE OF UTILITIES

     TENANT shall, at its sole expense, arrange for the entry and connection of all necessary utility services to the Leased Premises and Airspace. TENANT shall pay all charges for water, sewage service, fuels, electricity, steam, gas, telephone service and other utilities used in or at the Leased Premises and Airspace for any purpose.

                                   SECTION 19
                      OFFSET STATEMENT/ESTOPPEL CERTIFICATE

     Within ten (10) days after request therefor by LANDLORD (or in the event that upon any sale, assignment, or hypothecation of the Leased Premises or the property under the Airspace by LANDLORD, an offset statement or estoppel certificate shall be required from TENANT), TENANT agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to LANDLORD, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by TENANT.

                                   SECTION 20
                                   ATTORNMENT

     TENANT shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by LANDLORD covering the Leased Premises or the property under the Airspace, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as LANDLORD under

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this Lease, provided TENANT either receives a non-disturbance agreement from the purchaser reasonably satisfactory to TENANT or such a provision is included in any applicable deed of trust and is in effect upon such attornment.

                                   SECTION 21
                                  SUBORDINATION

     LANDLORD reserves the right to subject and/or subordinate its interest in this Lease at all times to the lien of any mortgage or deed of trust now or hereafter placed upon LANDLORD's interest in the Leased Premises or property under the Airspace, or upon the land or premises of which the Leased Premises and property under the Airspace are a part, or upon any building now or hereafter placed by LANDLORD upon the land of which the Leased Premises forms a part, and to all advances made or hereafter to be made upon the security thereof, all without the necessity of TENANT joining in any such subordination; however, upon request of LANDLORD, TENANT shall execute and deliver such further instrument evidencing TENANT's consent to the subordination by LANDLORD of its interest in this Lease as LANDLORD may reasonably request, provided LANDLORD's proposed lender executes a non-disturbance agreement reasonably satisfactory to TENANT. It is further understood and agreed, however, that neither such subordination of LANDLORD' s interest, nor any foreclosure of any such mortgage or deed of trust, shall affect TENANT's right to continue in possession of the Leased Premises or use of the Airspace under the terms of this Lease so long as TENANT shall not default in the performance of TENANT's obligations hereunder.

                                   SECTION 22
                         CONSENT REQUIRED FOR ASSIGNMENT

     TENANT may not assign this Lease in whole or in part, or sublet all or any part of the Leased Premises or Airspace, without the prior written consent of LANDLORD, which consent shall not be unreasonably withheld. The consent by LANDLORD to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law or otherwise. If this Lease is assigned or if the Leased Premises or any part thereof be underlet or occupied by anybody other than TENANT pursuant to said written consent of LANDLORD, LANDLORD may collect rent from the assignee, under TENANT or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a release of TENANT from the further performance by TENANT of covenants on the part of TENANT herein contained. After any approved assignment or sublease, TENANT shall remain fully liable on this Lease and shall not be released from liability for performing any of the terms, covenants and conditions of this Lease and such release unless specifically released in writing therefrom by LANDLORD. Provided the successor to the TENANT continues to satisfy or perform all obligations of the TENANT under the Lease (subject to all applicable cure periods set forth herein and in Exhibit "I"), and continues to utilize the Lease Premises in conjunction with a gaming enterprise and/or resort hotel, the foregoing restriction shall not apply to (i) any future assignment by TENANT to a successor organization in a merger, consolidation or similar reorganization, (ii) an assignment or other transfer to an entity that controls, is controlled by, or is under common control with TENANT; or (iii) an

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assignment or other transfer of TENANT's interest in the Lease, the Leased
Premises and easements conveyed by this Lease (including a transfer by mortgage or deed of trust) by TENANT to an institutional lender, or to an institutional trustee on behalf of one or more lenders or note holders (such lender of trustee, "Lender"), in connection with financing for the improvements to be constructed on the Leased Premises and the hotel and casino to be located on certain other premises owned or leased by TENANT. TENANT agrees to notify LANDLORD of any such future assignment or transfer within thirty (30) days of same. The provisions set forth in Exhibit "I" attached hereto relating to the rights and protections of Lender are incorporated herein and made a part of the lease. The CITY agrees that a Leasehold Mortgagee as defined in Exhibit "I" and having a mortgage or other security interest in the Leased Premises shall have all of the rights and protections set out in Exhibit "I".

                                   SECTION 23
                       BENEFITS AND BURDENS ON ASSIGNMENT

     This Lease and agreement and the covenants and conditions herein contained shall inure to the benefit of and be binding upon LANDLORD, its successors and assigns, and shall be binding upon TENANT, its heirs, successors and assigns, and shall inure to the benefit of TENANT and only such assigns of TENANT to whom the assignment by TENANT has been consented to in writing by LANDLORD which consent shall not be unreasonably withheld. Nothing contained in this Lease shall in any manner restrict LANDLORD's right to assign or encumber this Lease in its sale discretion.

                                   SECTION 24
                            GOVERNMENTAL REGULATIONS

     TENANT shall, at TENANT's sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to said Leased Premises, the Airspace, and the property under the Airspace, and shall faithfully observe in the use thereof all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force.

                                   SECTION 25
                               TENANT'S COVENANTS

     TENANT agrees that in all hiring or employment made possible by or as a result of this Lease contract, (a) there will not be any discrimination against any employee or applicant for employment because of race, color, religion, age, sex or national origin; and (b) affirmative action will be taken to ensure that applicants are employed and that employees are treated during employment without regard to their race, color, religion, sex or national origin. This non-discrimination requirement shall apply to employment, upgrading, demotion or transfer, recruitment or recruitment advertising, layoff or termination, rates of payor other forms of compensation, and selection of training, including apprenticeships, and also to any and all other areas of employment in which discrimination could be prevalent. All solicitations or advertisements for employees shall state that all qualified applicants will receive consideration for employment without regard to race, color, religion, age, sex or national origin.

                                   SECTION 26
                               NON-DISCRIMINATION

     TENANT agrees that no person in the United States shall, on the ground of race, color, religion, sex or national origin, be excluded from participation in, be denied the benefits of or be subject to discrimination under any program or activity made possible by or resulting from this Lease contract. TENANT shall comply with all requirements imposed by or pursuant to Title VI of the Civil Rights Act of 1964.

                                   SECTION 27
                                 FLOOD INSURANCE

     TENANT shall, if the Leased Premises or the area under the Airspace are located in an area identified by the HUD Secretary as a special flood hazard area and in which the sale of flood insurance has been made available under the National Flood Insurance Act of 1968, as amended, 42 U.S.C. 4001, et. seq., carry flood insurance insuring the Leased Premises. Said insurance shall name LANDLORD as an additional insured.

                                   SECTION 28
                         DESTRUCTION OF LEASED PREMISES

     A. In the event that the improvements to the Leased Premises or in the Airspace necessary for the operation of TENANT's business shall be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance, TENANT shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair those improvements on the Leased Premises, and the Airspace as hereinafter provided.

     B. TENANT's obligation to rebuild and repair under this article shall in any event be limited to restoring the improvements to the Leased Premises and Airspace to substantially the condition in which the same existed prior to the casualty, and TENANT agrees that, promptly after completion of such work, it will proceed with reasonable diligence and at its sole cost and expense to rebuild, repair and restore its sign, fixtures, equipment and other ancillary improvements necessary to conduct the business or businesses contemplated by this Lease.

     C. TENANT shall be excused from the requirement to rebuild the improvements to the Leased Premises as provided in this section if such destruction takes place within the last three (3) years of the primary term of this Lease, or within the last two (2) years of any option period; provided, that TENANT's choice not to reconstruct said improvements shall not excuse TENANT from its obligations to pay rent under this Lease; and, provided further, that should TENANT elect not to rebuild the improvements under the circumstances provided herein, TENANT shall remove all improvements, or the remains thereof, within four (4) months of the casualty.

     D. TENANT shall be excused from. the requirement to rebuild the improvements in the event that a Lender or noteholder or lenders on whose behalf of Lender hold a mortgage or lien in the Leased Premises accelerates TENANT's obligations and succeeds in the interest of the TENANT in this Lease; provided, however, that if such successor TENANT elects not to rebuild the Improvements, it must remove all improvements, or the remnants thereof, within twelve (12) months of the casualty.

                                   SECTION 29
                       EMINENT DOMAIN; TOTAL CONDEMNATION

     If the whole of the Leased Premises and the TENANT's air rights under this Lease shall be acquired or condemned by any qualified condemning authority other than LANDLORD or its successors or assigns through eminent domain proceedings for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding, and all rentals shall be paid up to that date, and TENANT shall have no claim against LANDLORD for the value of any unexpired term of this Lease. TENANT shall have the right to assert a claim in any such condemnation proceeding for all compensation it is entitled to under the laws of the State of Mississippi and the Constitution and laws of the United States of America.

     The term "acquired or condemned through eminent domain proceedings for any public or quasi-public use" as used throughout this Lease shall include a sale or transfer to such body under threat of eminent domain or condemnation.

                                   SECTION 30
                      EMINENT DOMAIN; PARTIAL CONDEMNATION

     A. If any part of the Leased Premises or the TENANT's air rights under this Lease shall be acquired or condemned by any qualified condemning authority other than LANDLORD or its successors or assigns, through eminent domain proceedings for any public or quasi-public use or purpose, and in the event such partial taking or condemnation shall render the Leased Premises and the TENANT's air rights under this Lease unsuitable for the business of TENANT, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding, and all rental shall be paid up to that date, and TENANT shall have no claim against LANDLORD for the value of any unexpired term of this Lease. TENANT shall have the right to assert a claim in any such condemnation proceeding for all compensation it is entitled to under the laws of the State of Mississippi and the Constitution and laws of the United States of America.

     B. In the event of a partial taking or condemnation which is not extensive enough to render the Leased Premises or the TENANT's air rights under this Lease unsuitable for the business of TENANT, then TENANT shall give written notice to LANDLORD within fourteen (14) days of such acquisition that it will restore the Leased Premises or the property subject to the TENANT's air rights to a condition comparable to that existing at the time of such acquisition or condemnation less the portion lost in the taking and shall within ninety (90) days from the date of title vesting restore the Leased Premises or the property subject to the TENANT's air rights to a condition comparable to that existing at the time of such acquisition or condemnation less the portion lost in the taking. In that event, this Lease shall continue in full force and effect and the Basic Rent, but not any other charge payable by TENANT hereunder as rent or additional rent, shall be reduced proportionately.

                                   SECTION 31
                               CONDEMNATION AWARD

     Subject to the paramount and prior rights to the condemnation award, if any, of the holder of any mortgage, such condemnation award (whether in respect to total or partial taking of the Leased Premises, as improved) shall be divided between LANDLORD and TENANT in proportion to the fair market value of their respective interests in the Leased Premises, as improved, as provided by law; accordingly, the portion of the award attributable to TENANT's leasehold interest as lessee shall be received by TENANT, and the portion of the award attributable to LANDLORD's interest as lessor, if applicable, shall be received by LANDLORD.

                                   SECTION 32
                                 LOSS AND DAMAGE

     A. LANDLORD shall not be liable for any damage to property of TENANT or subtenant or the property of others entrusted to TENANT or to employees of TENANT nor for the loss of or damage to any property of TENANT by theft or otherwise.

     B. LANDLORD shall not be liable for any injury or damage to persons or property resulting from: fire, explosion, steam, gas, electricity, water, wind, rain, or snow; or leaks from any part of the Leased Premises or from the pipes or plumbing works, or from the street or subsurface or from any other place, or by dampness or by any other cause of whatsoever nature.

     C. LANDLORD shall not be liable for any such damage caused by other tenants or persons in the Leased Premises or the Airspace, occupants of adjacent property, or the public, or caused by operations in construction of any private, public or quasi-public work.

     D. LANDLORD shall not be liable for any latent defect in the Leased Premises. All property of TENANT kept or stored on the Leased Premises or in the Airspace shall be so kept or stored at the risk of TENANT only, and TENANT shall indemnify, defend, and hold LANDLORD harmless from any claims arising out of damage to the same, including subrogation claims by TENANT's insurance carriers, unless such damage shall be caused by the willful act or gross neglect of LANDLORD.

     E. In case LANDLORD shall, without having committed any willful act or gross negligence on its part, be made a party to any litigation regarding losses or damages described in this section, then TENANT shall indemnify, defend, and hold LANDLORD harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by LANDLORD in connection with such litigation, and TENANT shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by LANDLORD pursuant to the enforcement of any of the covenants and agreements in this Lease.

                                   SECTION 33
                                     DEFAULT

     A. In the event of any failure of TENANT to pay (i) any Base Rent or additional rental due hereunder within ten (10) days after the same shall become due; (ii) any ad valorem tax to be paid by TENANT or its subtenant pursuant to this Lease within thirty (30) days after it becomes due; (iii) any additional rental due hereunder within ten (10) days;
(iv) any other amount or sum due hereunder, regardless of whether it is designated as additional rent, within ten (10) days; all after receipt by TENANT of written notice that same shall become due; then TENANT shall be deemed to be in default hereunder and to have committed a breach hereof.

     B. In the event TENANT fails to perform any other of the terms, conditions or covenants of this Lease (other than the payment of money or rent as specified in subparagraph (A) above) and such failure is not remedied within thirty (30) days after written notice of such default shall have been given to TENANT, then TENANT shall be deemed to be in default hereunder and to have committed a breach hereof. The thirty (30) day period shall be suspended if TENANT has begun to cure or remedy such failure and cannot with due diligence cure said default within the thirty (30) day period; provided, however, TENANT must continue to exercise due diligence in completing the cure or remedy of any such non-monetary default or failure, and the thirty (30) day period shall be suspended only so long as TENANT continues to diligently complete said cure or remedy.

     C. The foregoing notwithstanding, if: TENANT or an agent of TENANT shall falsify any report required to be furnished to LANDLORD pursuant to the terms of this Lease; or TENANT or any guarantor of this Lease makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement; or TENANT shall abandon said Leased Premises, or suffer this Lease to be taken under any writ of execution; then TENANT shall be deemed to be in default hereunder and to have committed a breach hereof.

     D. LANDLORD may cancel and terminate this Lease if at any time during the term or any extension thereof a petition in bankruptcy or insolvency, for reorganization or for the appointment of a receiver or trustee of all or a portion of TENANT's property is filed by or against TENANT or any guarantor of this Lease in any court under any federal or state statute, and within ninety
(90) days thereafter TENANT or any guarantor of this Lease fails to secure a discharge thereof or provide LANDLORD adequate assurance, satisfactory to LANDLORD, that all of TENANT's obligations under this Lease will be met, or if TENANT or any guarantor of this Lease makes an assignment for the benefit of creditors or petitions for or enters into an arrangement for discharge of debt. LANDLORD shall exercise its right to cancel and terminate within a reasonable time after it receives notice that any of the above events have occurred. If LANDLORD exercises such right, neither TENANT nor any person claiming through or under TENANT by virtue of any statute, court order or agreement shall be entitled to possession or to remain in possession of the Leased Premises and the TENANT's air rights but shall forthwith quit and surrender the premises; and LANDLORD, in addition to the other rights and remedies it has by virtue of any other provision contained in this Lease or any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from TENANT or others on TENANT's behalf.

     E. In the event LANDLORD fails to perform any of the terms, conditions or covenants of this Lease to be observed or performed by LANDLORD for more than thirty (30) days after written notice of such default shall have been given to LANDLORD, TENANT shall be entitled to pursue any and all remedies at law or in equity to which it may be entitled to enforce such obligation of LANDLORD. The thirty (30) day period shall be suspended if LANDLORD has begun to cure or remedy such failure and cannot with due diligence cure said

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default within the thirty (30) day period; provided, however, LANDLORD must continue to exercise due diligence in completing the cure or remedy of any such non-monetary default or failure, and the thirty (30) day period shall be suspended only so long as LANDLORD continues to diligently complete said cure or remedy.

     F. PREMIER shall not be deemed to be in default under any provision of the Lease, and LANDLORD shall not be entitled to exercise any remedies under
Section 34, unless a default is deemed to have occurred and is continuing under sub-sections 33A and 33B.

                                   SECTION 34
                                    REMEDIES

     A. In the event of any default hereof by TENANT, LANDLORD, besides other rights or remedies it may have, shall, subject to the process of law, have the immediate right of re-entry and may remove all persons and property from the Leased Premises and the Airspace, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of TENANT, all without service of notice and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

     B. Should LANDLORD elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease make such alterations and repairs as may be necessary in order to relet the Leased Premises and/or Airspace, and relet said Leased Premises and/or Airspace or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as LANDLORD in its sole discretion may deem advisable; upon each such reletting all rentals received by LANDLORD from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from TENANT to LANDLORD; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by LANDLORD and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by TENANT hereunder, TENANT shall pay any such deficiency to LANDLORD. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Leased Premises or the Airspace by LANDLORD shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to TENANT or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, LANDLORD may at any time thereafter elect to terminate this Lease for such previous breach.

     C. Should LANDLORD at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from TENANT all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises and the Airspace, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises and the

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TENANT's rights to the Airspace for the remainder of the stated term, all of which amounts shall be immediately due and payable from TENANT to LANDLORD.

     D. Subject only to the perfected liens, security interest, or encumbrance of any lender, to the fullest extent allowable by law, LANDLORD shall have a lien on the goods, furniture and effects located on the Leased Premises, belonging to TENANT for all rents and sums payable hereunder and all other charges due LANDLORD hereunder, which lien shall be superior to all other liens of any kind or character whatsoever, located on the Leased Premises or in the Airspace. No goods, furniture and effects shall be removed from the Leased Premises without the written consent of LANDLORD, except in the ordinary course of business, until all rents and other applicable charges have been paid. Any perfected lien, security interests, or encumbrance of any purchase money lender or construction money lender, shall be senior in all respects to any lien, security interest, or encumbrance of LANDLORD.

                                   SECTION 35
                                 LEGAL EXPENSES

     In the event of any default hereof by LANDLORD or TENANT, the parties agree to pay, in addition to any amounts which may be due under this Lease, the prevailing party's reasonable attorneys' fees, whether incurred prior to filing of suit or afterwards, necessary to enforce the other party's obligations under this Lease.

                                   SECTION 36
                                    INTEREST

     Without waiving, or in any manner affecting, any of the other rights or remedies which LANDLORD has under this Lease or by reason of applicable law, LANDLORD may charge, after the expiration of any specified period for performance, interest on all past-due payments of rent and any other payments and sums due by TENANT and collectible hereunder, at the lesser of one and one-half percent (1 1/2%) per month, or any part thereof, or the maximum lawful rate of interest which may be charged; provided that no such interest may be charged if it is not lawful to do so.

                                   SECTION 37
                                  HOLDING OVER

     Any holding over after the expiration of the term hereof, without the written consent of LANDLORD, shall be construed to be a tenancy from month to month at the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable. However, no holding over shall result in the waiver, loss or diminution of any of LANDLORD's rights, either under the terms of this Lease or under applicable law.

                                   SECTION 38
                                     ACCESS

     LANDLORD shall have the right to enter upon the Leased Premises and the Airspace at any reasonable time upon reasonable notice to TENANT for the purpose of determining compliance with the terms, conditions and obligations of TENANT under this Lease, or of making repairs, alterations or additions to adjacent premises.

                                   SECTION 39
                             NON-EXCLUSIVE REMEDIES

     The mention in this Lease of any specific right or remedy shall not preclude LANDLORD from exercising any other right or from having any other remedy or from maintaining any action to which it may be otherwise, entitled either at law or in equity.

                                   SECTION 40
                               LANDLORD'S COVENANT

     Upon payment by TENANT of the rents provided, and upon the observance and performance of all the covenants, terms and conditions on TENANT's part to be observed and performed, TENANT shall peaceably and quietly hold and enjoy the Leased Premises and the Airspace for the term hereby demised without hindrance or interruption by LANDLORD or any other person or persons lawfully or equitably claiming by, through or under LANDLORD, subject, nevertheless, to the terms and conditions of this Lease.

                                   SECTION 41
                                     WAIVER

     The waiver by LANDLORD of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by LANDLORD shall not be deemed to be a waiver of any preceding breach by TENANT of any term, covenant or condition of this Lease, other than the failure of TENANT to pay the particular rental so accepted, regardless of LANDLORD's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by LANDLORD, unless such a waiver be in writing by LANDLORD.

                                   SECTION 42
                             ACCORD AND SATISFACTION

     No payment by TENANT or receipt by LANDLORD of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LANDLORD may accept such check or payment without prejudice to LANDLORD's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                                   SECTION 43
                                ENTIRE AGREEMENT

     This Lease, and the exhibits attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between LANDLORD and

TENANT concerning the Leased Premises, the Airspace, the property under the Airspace, and other property described herein; and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein and therein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon LANDLORD or TENANT unless reduced to writing and signed by them.

                                   SECTION 44
                                 NO PARTNERSHIP

     LANDLORD does not, in any way or for any purpose, become a partner of TENANT in the conduct of its business, or otherwise, or joint venturer or a member of adjoining enterprises with TENANT. The provisions of this Lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

                                   SECTION 45
                                     NOTICES

     All notices required or options granted under this Lease shall be given or exercised in writing and shall be deemed to be properly served if delivered in writing personally, or sent by certified mail with return receipt requested, to TENANT at its office as set out in the preamble of this Lease, or at such other address as may be specified by TENANT in written notice to LANDLORD, and to LANDLORD at both the office of the Municipal Clerk of the CITY of Biloxi, 140 Lameuse Street, Biloxi, Mississippi 39530, or such other addresses as may be provided by LANDLORD in written notice to TENANT.

                                   SECTION 46
                                    RECORDING

     TENANT shall not record this Lease without the written consent of LANDLORD; however, upon the request of either party hereto, the other party shall join in the execution of the memorandum or so-called "short form" of this Lease for the purposes of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and Airspace, and the term of this Lease and shall incorporate this Lease by reference. TENANT shall record this Lease or said short form at the request of LANDLORD and shall pay the cost of recording same.

                                   SECTION 47
                                  LAW TO APPLY

     The laws of the State of Mississippi shall govern the interpretation, validity, performance and enforcement of this Lease. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

                                   SECTION 48
                      AUTHORITY OF SIGNATORIES AND PARTIES

     The signatories hereto and the parties they represent each represent and warrant that to the best of their knowledge, information, and belief they are fully and completely authorized to execute, deliver and perform this Lease as well as any amendments, modifications, supplements, restatements, consents, and waivers hereto or hereof.

                                   SECTION 49
                    COVENANT REGARDING NO PARENT CORPORATION

     PREMIER covenants that it is sole owner and operator of the gaming enterprise which it intends to operate utilizing the Leased Premises and Airspace, and that it is not owned wholly or partially by any person or corporation other than those executing this Agreement, except (a) that there is outstanding a certain right of conversion under the terms of funding the land acquisition which may require transfer of a fractional ownership interest in PREMIER Entertainment, LLC to AA Capital Partners, Inc., or an affiliate controlled by AA Capital Partners, Inc.; and, (b) PREMIER ENTERTAINMENT, LLC, a Mississippi Limited Liability Company, wholly owned by GAR, LLC, a Mississippi Limited Liability Company, will merge with PREMIERE ENTERTAINMENT BILOXI LLC, a Delaware Limited Liability Company, wholly owned by GAR, LLC, and PREMIER ENTERTAINMENT BILOXI LLC will be the surviving company. PREMIER, and the individuals executing this agreement, acknowledge that the CITY has relied in good faith on this representation and has been induced to enter this agreement by its reliance upon this representation.

LANDLORD:                 CITY OF BILOXI, MISSISSIPPI

                          BY:     /s/ A.J. Holloway
                                  ----------------------------------------------
                                  A. J. Holloway, Mayor
                                  Executed this 18th day of November, 2003.

                          ATTEST: /s/ Brenda Johnston
                                 -----------------------------------------------
                                  Brenda Johnston, Municipal Clerk
                                  Executed this 18th day of November, 2003.


TENANT                       PREMIER ENTERTAINMENT LLC,
                             A DELAWARE LIMITED LIABILITY COMPANY

                             BY:  GAR, LLC, its Managing Member

                                  By: /s/ David Ross,
                                     -------------------------------------------
                                      David Ross, Managing Member
                                      Executed this 20th day of November, 2003.

                                  By: /s/ Gregg Guiffria
                                     -------------------------------------------

                                      Gregg Guiffria, Managing Member
                                      Executed this 21st day of November, 2003.

                                  By: /s/ Roy Anderson, III
                                     -------------------------------------------
                                      Roy Anderson, III, Managing Member
                                      Executed this 18th day of November, 2003.



PROSPECTIVE TENANT BY        PREMIER ENTERTAINMENT BILOXI LLC,
MERGER:                      A DELAWARE LIMITED LIABILITY COMPANY

                             BY:  GAR, LLC, its Managing Member

                                  By: /s/ David Ross
                                     -------------------------------------------
                                      David Ross, Managing Member
                                      Executed this 20th day of November, 2003.

                                  By: /s/ Gregg Guiffria
                                     -------------------------------------------
                                      Gregg Guiffria, Managing Member
                                      Executed this 21st day of November, 2003.

                                  By: /s/ Roy Anderson, III
                                     -------------------------------------------
                                      Roy Anderson, III, Managing Member
                                      Executed this 18th day of November, 2003.

STATE OF MISSISSIPPI
COUNTY OF HARRISON

     PERSONALLY came and appeared before me, the undersigned authority, in and for said County and State, the within named A. J. HOLLOWAY and BRENDA JOHNSTON, who acknowledged that they are the Mayor and Municipal Clerk, respectively, of the CITY OF BILOXI, MISSISSIPPI, and that in said representative capacity, they executed the above and foregoing instrument, after having first been duly authorized to so do, this the 18th day of November , 2003.

                                         /s/ Michelle A. Wesien
                                         ----------------------------
                                         NOTARY PUBLIC
MY COMMISSION EXPIRES: Nov. 26, 2006
                       ------------------

STATE OF FLORIDA
COUNTY OF PALM BEACH

     PERSONALLY came and appeared before me, the undersigned authority, in and for said County and State, the within named DAVID ROSS, who acknowledged that he is a Managing Member of GAR, LLC, a Mississippi Limited Liability Company; which is the Managing Member of Premier Entertainment, LLC, a Mississippi Limited Liability Company, and that for and on behalf of the said companies, and as their act and deed, he executed the above and foregoing instrument after having first been duly authorized by said companies to so do, this the 20th day of November, 2003.

                                         /s/ Constance H. Ucci
                                         ----------------------------
                                         NOTARY PUBLIC

MY COMMISSION EXPIRES: Mar. 26, 2005
                       ------------------

STATE OF NEVADA
COUNTY OF CLARK

     PERSONALLY came and appeared before me, the undersigned authority, in and for said County and State, the within named GREGG GUIFFRIA, who acknowledged that he is a Managing Member of GAR, LLC, a Mississippi Limited Liability Company; which is the Managing Member of Premier Entertainment, LLC, a Mississippi Limited Liability Company, and that for and on behalf of the said companies, and as their act and deed, he executed the above and foregoing instrument after having first been duly authorized by said companies to so do, this the 21st day of November, 2003.

                                         /s/ James R. Runge
                                         ----------------------------
                                         NOTARY PUBLIC
MY COMMISSION EXPIRES: 5/1/07
                       ---------

STATE OF MISSISSIPPI
COUNTY OF HARRISON

     PERSONALLY came and appeared before me, the undersigned authority, in and for said County and State, the within named ROY ANDERSON, III, who acknowledged that he is a Managing Member of GAR, LLC, a Mississippi Limited Liability Company; which is the Managing Member of Premier Entertainment, LLC, a Mississippi Limited Liability Company, and that for and on behalf of the said companies, and as their act and deed, he executed the above and foregoing instrument after having first been duly authorized by said companies to so do, this the 18th day of October, 2003.

                                         /s/ Anita A. Ladner
                                         ----------------------------
                                         NOTARY PUBLIC

MY COMMISSION EXPIRES: Jan. 10, 2006
                       ------------------


STATE OF FLORIDA
COUNTY OF PALM BEACH

     PERSONALLY came and appeared before me, the undersigned authority, in and for said County and State, the within named DAVID ROSS, who acknowledged that he is a Managing Member of GAR, LLC, a Mississippi Limited Liability Company; which is the Managing Member of Premier Entertainment, LLC, a Mississippi Limited Liability Company, and that for and on behalf of the said companies, and as their act and deed, he executed the above and foregoing instrument after having first been duly authorized by said companies to so do, this the 20th day of November, 2003.

                                         /s/ Constance H. Ucci
                                         ----------------------------
                                         NOTARY PUBLIC

MY COMMISSION EXPIRES: Mar. 26, 2005
                       ------------------


STATE OF NEVADA
COUNTY OF CLARK

     PERSONALLY came and appeared before me, the undersigned authority, in and for said County and State, the within named GREGG GUIFFRIA, who acknowledged that he is a Managing Member of GAR, LLC, a Mississippi Limited Liability Company; which is the Managing Member of Premier Entertainment, LLC, a Mississippi Limited Liability Company, and that for and on behalf of the said companies, and as their act and deed, he executed the above and foregoing instrument after having first been duly authorized by said companies to so do, this the ___ day of November, 2003.

                                         /s/ James R. Runge
                                         ----------------------------

                                         NOTARY PUBLIC

MY COMMISSION EXPIRES: 5/1/07
                       -------------


STATE OF MISSISSIPPI
COUNTY OF HARRISON

     PERSONALLY came and appeared before me, the undersigned authority, in and for said County and State, the within named ROY ANDERSON, III, who acknowledged that he is a Managing Member of GAR, LLC, a Mississippi Limited Liability Company; which is the Managing Member of Premier Entertainment, LLC, a Mississippi Limited Liability Company, and that for and on behalf of the said companies, and as their act and deed, he executed the above and foregoing instrument after having first been duly authorized by said companies to so do, this the 18th day of November, 2003.

                                         /s/ Anita A. Ladner
                                         ----------------------------
                                         NOTARY PUBLIC

MY COMMISSION EXPIRES:  Jan 10, 2006
                       ------------------

                                LIST OF EXHIBITS

     To: Lease and Air Rights Agreement as Amended by Technical Amendment
         Addendum

     Exhibit "A"  Legal Description of Lameuse Street Parking Area.
                  (Parcel 2 on Exhibit "H" Plat)

     Exhibit "B"  Legal Description of Lameuse Street Parcel.
                  (Parcel 1 on Exhibit "H" Plat)

     Exhibit "C"  Legal Description of Service Road Parcel.

          Part 1: Legal Description of South portion of Service Road Parcel. (Parcel 3 on Exhibit "H" Plat)

          Part 2: Legal Description of North portion of Service Road Parcel. (Parcel 4 on Exhibit "H" Plat)

     Exhibit "D"  Legal Description of North portion of Service Road Parcel, conveyed to City by Premier.
                  (Parcel 4 on Exhibit "H" Plat)

     Exhibit "E"  Legal Description of parcel conveyed by Premier to City for
                  Main Street widening. (Parcel 8 on Exhibit "H" Plat)

     Exhibit "F"  Legal Description of Traffic Signal Parcel conveyed to City by Premier. (Parcel 7 on Exhibit "H" Plat)

     Exhibit "G"  This is no Exhibit "G"

     Exhibit "H"  Plat showing Parcels 1 through 8 referred to in Lease and Air
                  Rights Agreement and Technical Amendment Addendum.

     Exhibit "I"  Lender Protection Provisions from Tidelands Lease between
                  Secretary of State and Premier, which are incorporated by reference into Lease and Air Rights Agreement via the Technical Amendment Addendum.

     Exhibit "J"  Legal Description of Lameuse Street extended South of the
                  Leased Premises upon which the City grants and easement to Premier.
                  (Parcel 6 on Exhibit "H" Plat)

                                    PARCEL 2
                           LAMUESE STREET PARKING AREA
                                LEASE TO PREMIER

BEGIN at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for
176.25 feet; thence run West for 21.29 feet to the east right of way line of Lamuese Street; thence run North 00 degrees 22 minutes 56 seconds West along said east right of way line for 178.49 to the south right of way line of Beach Boulevard (U.S. Highway 90); thence run Easterly along said south right of way line and along a non-tangential curve, to the left (having a radius of 2323.00 feet, an internal angle of 00 degrees 31 minutes 03 seconds and being subtended by a chord distance of 20.98 feet along a bearing of South 83 degrees 50 minutes 55 seconds East) for 20.98 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 100, Biloxi, Harrison County Second Judicial District, Mississippi and contains 3736.24 square feet or 0.086 acres.

                                    PARCEL 1
                             EXISTING LAMUESE STREET

BEGIN at an iron rod at the northeast corner of Harbor View Condominiums as per the map or plat thereof on file in Plat Book 9 at Page 9 on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County Second Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the east line of said Harbor View Condominiums for 239.05 feet; thence run North 89 degrees 28 minutes 33 seconds East for 3.66 feet; thence run South 89 degrees 51 minutes 31 seconds East for 35.92 feet; thence run North 00 degrees 22 minutes 56 seconds West for 234.78 feet to a point on the south right or way line of Beach Boulevard (U.S. Highway 90); thence run North 83 degrees 51 minutes 05 seconds West along said south right of way for 40.44 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Blocks 100 and 130, Biloxi, Harrison County Second Judicial District;, Mississippi and contains 9445.05 square feet or 0.217 acres.

                                    PARCEL 3
                                    EXISTING
                            EAST - WEST SERVICE ROAD

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING run West for 21.29 feet; thence run South 00 degrees 22 minutes 56 seconds East for 56.28 feet; thence run South 89 degrees 56 minutes 41 seconds East for 420.11 feet; thence run South 49 degrees 00 minutes 58 seconds East for 15.62 feet; thence run North 88 degrees 36 minutes 21 seconds East for 14.73 feet; thence run North 00 degrees 33 minutes 17 seconds West for 55.93 feet; thence run South 89 degrees 46 minutes 41 seconds West for 68.44 feet; thence run South 00 degrees 36 minutes 03 seconds East for
20.05 feet; thence run North 89 degrees 45 minutes 09 seconds West for 108.51 feet; thence run North 00 degrees 50 minutes 05 seconds West for 20.00 feet; thence run South 89 degrees 37 minutes 04 seconds West for 140.06 feet; thence run South 00 degrees 22 minutes 56 seconds East for 18.33 feet; thence run South 88 degrees 59 minutes 05 seconds West for 107.95 feet; thence run North 00 degrees 31 minutes 32 seconds West for 31.66 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block l00, Biloxi, Harrison County Second Judicial District, Mississippi and contains 16507.34 square feet or 0.379 acres.

                                    PARCEL 4
                                 PREMIER TO CITY
                            EAST - WEST SERVICE ROAD

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING run East for 394.64 feet; thence run South 00 degrees 42 minutes 33 seconds East for 10.75 feet; thence run South 89 degrees 46 minutes 41 seconds West for 38.03 feet; thence run South 00 degrees 36 minutes 03 seconds East for 20.05 feet; thence run North 89 degrees 45 minutes 09 seconds West for 108.51 feet; thence run North 00 degrees 50 minutes 05 seconds West for 20.00 feet; thence run South 89 degrees 37 minutes 04 seconds West for 140.06 feet; thence run South 00 degrees 22 minutes 56 seconds East for
18.33 feet; thence run South 88 degrees 59 minutes 05 seconds West for 107.95 feet; thence run North 00 degrees 31 minutes 32 seconds West for 31.66 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi section Block 100, Biloxi, Harrison County Second Judicial District, Mississippi and contains 8594.88 square feet or 0.197 acres.

                                    PARCEL 4
                                 PREMIER TO CITY
                            EAST - WEST SERVICE ROAD

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING run East for 394.64 feet; thence run South 00 degrees 42 minutes 33 seconds East for 10.75 feet; thence run South 89 degrees 46 minutes 41 seconds West for 38.03 feet; thence run South 00 degrees 36 minutes 03 seconds East for 20.05 feet; thence run North 89 degrees 45 minutes 09 seconds West for 108.51 feet; thence run North 00 degrees 50 minutes 05 seconds West for 20.00 feet; thence run South 89 degrees 37 minutes 04 seconds West for 140.06 feet; thence run south 00 degrees 22 minutes 56 seconds East for
18.33 feet; thence run South 88 degrees 59 minutes 05 seconds West for 107.95 feet; thence run North 00 degrees 31 minutes 32 seconds West for 31.66 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 100, Biloxi, Harrison County Second Judicial District, Mississippi and contains 8594.88 square feet or 0.197 acres.

                                    PARCEL 8
                              MAIN STREET WIDENING

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet; thence run East for 394.64 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING run North 00 degrees 42 minutes 33 seconds West for
170.02 feet to a point on the south right of way line of Beach Boulevard (U.S. Highway 90); thence run Easterly along said south right of way line and along a non-tangential curve to the left (having a radius of 2323.00 feet, an internal angle of 00 degrees 05 minutes 14 seconds and being subtended by a chord distance of 3.54 feet along a bearing of North 85 degrees 59 minutes 45 seconds
East) for 3.54 feet; thence run North 85 degrees 57 minutes 08 seconds East along said south right of way line for 5.51 feet; thence run South 00 degrees 34 minutes 42 seconds East for 25.83 feet; thence run North 89 degrees 25 minutes 18 seconds East for 16.00 feet; thence run South 00 degrees 34 minutes 42 seconds East for 74.00 feet; thence run North 87 degrees 17 minutes 02 seconds West for 15.60 feet; thence run South 00 degrees 31 minutes 45 seconds East for
82.44 feet; thence run South 89 degrees 46 minutes 41 seconds West for 8.98 feet; thence run North 00 degrees 42 minutes 33 seconds West for 10.75 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 100, Biloxi, Harrison County Second Judicial District, Mississippi and contains 2807.04 square feet or 0.064 acres.

                                    .PARCEL 7
                             TRAFFIC SIGNAL EASEMENT

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet; thence run East for 394.64 feet; thence run North 00 degrees 42 minutes 33 seconds West for 143.27 feet to and for the POINT or BEGINNING.

From said POINT OF BEGINNING run South 89 degrees 25 minutes 18 seconds West for
16.00 feet; thence run North 00 degrees 34 minutes 42 seconds West for 25.84 feet to a point on the south right of way line of Beach Boulevard (U.S. Highway
90); thence run Easterly along said south right of way line and along a non -tangential curve to the left (having a radius of 2323.00 feet, an internal angle of 00 degrees 23 minutes 38 seconds and being subtended by a chord distance of 15.96 feet along a bearing of North 86 degrees 08 minutes 56 seconds
East) for 15.97 feet; thence run South 00 degrees 42 minutes 33 seconds East for
26.75 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 100, Biloxi, Harrison County Second Judicial District, Mississippi and contains 419.89 square feet or 0.010 acres.

31.  LEASEHOLD MORTGAGEE(S) PROTECTIONS.

     This Section 31 is included to give additional rights to any Leasehold Mortgagee(s), as defined herein. Unless specifically so stated, the additional rights herein shall not amend the remaining provisions of the Lease with regard to the Lessee, and may not be exercised, claimed or used in any manner by the Lessee. For purposes of this Lease, "Leasehold Mortgage(s)" means any and all deeds of trust, mortgages or security interests, including without limitation any and all assignments, renewals, extensions or modifications thereof affecting the Lease Premises and/or the Lessee's leasehold interest under this Lease, which shall include facilities constructed on or placed on the Lease Premises including any vessels, and "Leasehold Mortgagee(s)" shall mean the beneficiary or beneficiaries under any Leasehold Mortgage(s). Any Leasehold Mortgagee(s) may exercise any of its rights hereunder through a designee, nominee, or wholly owned subsidiary.

          (a) Lessor does hereby consent to one Leasehold Mortgage, however, Lessor covenants that its consent to subsequent mortgages shall not be unreasonably withheld. Any Leasehold Mortgage(s) shall be a lien on the Lease Premises to the extent of the interest of the Lessee [The Leasehold Mortgage(s) will not be an encumbrance on the fee interest in the public trust tidelands real property leased from the State of Mississippi, or the reversionary fee interest of the CITY in the Leased Premises, but is limited strictly to a leasehold interest only]. Furthermore, it is understood and agreed that in the event a Leasehold Mortgage(s) holder should foreclose, it shall have the right to make a one time assignment of the Lease Premises to any financially responsible person licensed by the Mississippi Gaming Commission.

          (b) If a Leasehold Mortgagee(s) shall forward to Lessor a copy of the Leasehold Mortgage(s) together with a written notice setting forth its name and address, then any such copy of said mortgage and any such notice shall be deemed also to have been forwarded to any successor to Lessor's interest in the Lease Premises and until the time, if any, that said mortgage shall be .satisfied of record or said Leasehold Mortgagee(s) shall give Lessor written notice that said mortgage has been satisfied, and further, Lessor agrees and acknowledges as follows for the benefit of any Leasehold Mortgagee(s) (all of which agreements and covenants shall be cumulative, so that if a Leasehold Mortgagee(s) exercises rights or remedies under any one of the following Sections the same shall not be deemed an election of remedies and any Leasehold Mortgagee(s) shall continue to have all other rights and remedies provided for below):

               (1) Lessor shall not accept any voluntary cancellation, surrender, termination or abandonment of this Lease by Lessee and no modification or amendment of this Lease shall be binding upon a Leasehold Mortgagee(s) or affect the lien of a Leasehold Mortgage(s) if done without the written consent of any such Leasehold Mortgagee(s).

               (2) If Lessor shall give any notice, demand or election, including any notice of default or termination (hereinafter in this paragraph collectively referred to as "Notices"), to Lessee hereunder, Lessor shall give such Notice to the Leasehold Mortgagee(s) (or to its successor(s) by assignment), provided Lessor has been given written notice of the existence of the Leasehold Mortgagee or its successor by assignment and written directions for providing notice to said

          Leasehold Mortgagee or successor assignee. No Notice given by Lessor to Lessee shall be binding upon or affect any Leasehold Mortgagee(s) unless a copy of said Notice shall be delivered as provided herein to said Leasehold Mortgagee(s).

               (3) Notwithstanding anything to the contrary herein, any Leasehold Mortgagee(s) (and/or their representatives or assignees) shall have the right to perform any term, covenant, condition or agreement of this Lease to be performed by Lessee (excluding any covenant condition or term in which the performance thereof would require a gaming license) and to remedy any Default by Lessee hereunder, and Lessor shall accept such performance by such Leasehold Mortgagee(s) with the same force and effect as if furnished by Lessee. [However, should a Leasehold Mortgagee(s) exercise its rights under this provision, it will indemnify and hold Lessor harmless from and against any and all loss, costs, liability and expense (including reasonable attorneys' fees) resulting from such action to the extent and so long as Lessor's actions are pursuant to and in compliance with instructions from the Leasehold Mortgagee(s).]

               (4) Provided lessor has been given written notice of the existence of the Leasehold Mortgagee or its successor by assignment and written direction for providing notice to said Leasehold Mortgagee or successor assignee. If Lessor shall give a notice of a Default by Lessee under this Lease and if such Default shall not be remedied within any applicable grace period and Lessor shall become entitled to re-enter Lease Premises or terminate this Lease, then, before re-entering Lease Premises or terminating this Lease, Lessor shall give the Leasehold Mortgagee(s) not less than sixty (60) days additional written notice of the Default and shall allow such Leasehold Mortgagee(s) such additional sixty (60) days within which to cure the Default, or, in the case of a Default (other than a Default in the payment of any rent or other sum of money under this Lease) which cannot in the exercise of diligence be cured within said sixty
          (60) day period, shall allow the Leasehold Mortgagee(s) such additional sixty (60) days to commence the curing of the Default, in which event Lessor shall not re-enter Lease Premises or terminate this Lease, so long as the Leasehold Mortgagee(s), or Lessee, is diligently and in good faith engaged in curing Default, so long as all payments under this Lease remain current as described in this Lease during the additional time to cure.

               (5) Lessee may delegate irrevocably to the Leasehold Mortgagee(s) the authority to exercise any or all of Lessee's rights hereunder (including without limitation the authority to exercise any option to extend or renew the term hereof), [but no such delegation shall be binding upon Lessor unless and until either Lessee or the Leasehold Mortgagee(s) shall give to Lessor a true copy by United States Mail, postage prepaid, certified mail, of a written instrument effecting such delegation and indemnifying Lessor for any dispute between Lessor and Leasehold Mortgagee(s) relating to such delegation or any conflicting claims as between Lessee and Leasehold Mortgagee(s) so long as Lessor's actions are in compliance with and pursuant to instructions from the Leasehold Mortgagee(s).]

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

          For the purpose of exercising such rights, Leasehold Mortgagee(s) shall, for the purposes of this Lease, be deemed to be the Lessee. However, Lessee shall remain entitled to receive the notices provided for under this Lease.

          (c) Provided lessor has been given written notice of the existence of the Leasehold Mortgagee or its successor by assignment and written direction for providing notice to said Leasehold Mortgagee or successor assignee, if Lessor terminates this Lease, then Lessor will notify the Leasehold Mortgagee(s) of such termination ("Termination Notice"), which notice shall set forth all sums due to Lessor under this Lease, and upon the written request of the Leasehold Mortgagee(s), and provided all monetary events of default are cured and all non-monetary events of default are in the process of being cured, or will begin to be cured upon execution of a new lease, Lessor will enter into a new lease of Lease Premises with the Leasehold Mortgagee(s) for the remainder of this Lease term, effective as of the date of such termination, at the rent and additional rent and upon the terms, provisions, covenants and agreements herein contained (including, without limitation, all rights, options, or privileges to extend or renew the term hereof) [provided:

               (1) the Leasehold Mortgagee(s) shall each request Lessor for such a new lease within sixty (60) days after the date of the Termination Notice and such written request by United States Mail, postage prepaid, certified mail, is accompanied by payment to Lessor of all sums then due to Lessor under this Lease as described in the Termination Notice;

               (2) the Leasehold Mortgagee(s) shall pay to Lessor, at the time of the execution and delivery of said new lease, any and all reasonable expenses, including legal and attorneys' fees, to which the Lessor shall have been subjected by reason of such termination; and

               (3) the Leasehold Mortgagee(s) shall, on or before execution and delivery of said new lease, perform and observe all the other covenants and conditions on Lessee's part to be performed and observed to the extent that Lessee shall have failed to perform and observe the same, except that (a) with respect to any Default which cannot be cured by the Leasehold Mortgagee(s) until it obtains possession of the Lease Premises, the Leasehold Mortgagee(s) shall have a reasonable time after the Leasehold Mortgagee(s) obtains possession, to cure such Default, provided the Leasehold Mortgagee(s) shall first agree in writing to proceed diligently to remedy said Default after it obtains possession of the Lease Premises and shall in fact proceed diligently and in good faith to do so and shall in fact so do, and (b) in no event shall a Leasehold Mortgagee(s) be required to cure a Default related to bankruptcy, insolvency, a prohibited transfer, failure to deliver financial information relating to Lessee (to the extent, if any, that any of the foregoing actually constitute(s) a non-monetary Default under this Lease), and any other non-monetary Default that by its nature relates only to Lessee or its affiliates or can reasonably be performed only by Lessee or its affiliates. Upon execution and delivery of such new lease, any subleases which may have theretofore been assigned, and transferred to Lessor shall thereupon be assigned and transferred by Lessor to the new lessee.] During the period from the

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

          date of the termination of this Lease until the earlier of one hundred eighty (180) days, or until the date the term of the new lease commences, Lessor shall not terminate any sublease or seek to recover possession of any sublet space without permission of the Leasehold Mortgagee(s), except that Lessor may elect to do so by reason of a Default (beyond any applicable notice or grace periods) by any subtenant under the terms, covenants or conditions on such subtenant's part to be performed or complied with pursuant to such sublease.

          (d) Any new lease entered into pursuant to this Lease shall be in recordable form. Notice is hereby given to any intervening claimants that to the extent provided by law, such new lease shall be superior to all rights, liens and interests intervening between the date of this Lease and the date of such new lease period. To the extent provided by law, such new lease shall be free of all rights of the originally named Lessee hereunder. The provisions of the immediately preceding sentence shall be self-executing. Lessor, however, does not in any way assure, guarantee or warrant that said new lease shall be superior under applicable law and therein granted a priority status.

          (e) Upon written request of Lessee or of a Leasehold Mortgagee(s), Lessor will acknowledge to them or any of them in writing the receipt by Lessor of any notice or instrument received by the Lessor pursuant to the provisions of this Lease.

          (f) The parties intend that, when a new lease is entered into with the Leasehold Mortgagee(s) or its designee (such holder or designee being herein called the "Acquiring Holder" and the leasehold mortgage of such Acquiring Holder being herein called the "Acquiring Holder's Leasehold Mortgage(s)"), the liens on and estates and other interests in Lease Premises or this Lease of all persons holding directly or indirectly under or through Lessee (including the Acquiring Holder's Leasehold Mortgage(s)); other than liens, estates and interests which are subordinate to the Acquiring Holders Leasehold Mortgage(s), shall, to the extent provided by law, immediately and without documentation continue in effect, attach to the new lease and be reinstated as to each other to the same extent, and in the same manner, order and priority, as if: (1) the new lease were this Lease; (2) this Lease had not been terminated; and (3) the Acquiring Holder had acquired the leasehold interest under this Lease by assignment on the date the term of the new lease commences. For the purposes of the preceding sentences, each lien, estate or interest which could have been extinguished by the foreclosure of the Acquiring Holder's Leasehold Mortgage(s) shall be deemed to be subordinate to the Acquiring Holder's Leasehold Mortgage(s).

          (g) Notwithstanding anything in this Lease to the contrary, the Leasehold Mortgagee(s) shall be entitled to participate in any proceedings relating to any condemnation of all or part of this Lease or the leasehold interest created by this Lease. In both a partial and total taking, any award paid with respect to this Lease or the leasehold interest created by this Lease shall first be applied to payoff in full, the indebtedness secured by the Leasehold Mortgage(s), from most senior lien to least senior lien in order of priority. Notwithstanding the foregoing, in the event of a partial condemnation, and with the consent of the Leasehold Mortgagee(s), any condemnation proceeds may be applied instead to restore the portion of the Lease Premises not condemned pursuant to disbursement procedures deemed appropriate by the Leasehold Mortgagee(s).

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

          (h) Notwithstanding anything in this Lease to the contrary, all proceeds of fire and other hazard insurance policies shall be delivered to the Leasehold Mortgagee(s), if any. Such insurance proceeds shall be applied flat to pay off in full, in order of priority, the indebtedness secured by the Leasehold Mortgage(s), or as otherwise provided in the senior Leasehold Mortgage(s). The Leasehold Mortgagee(s) are hereby empowered to participate in any settlement, arbitration or proceeding involving such a casualty.

          (i) The Leasehold Mortgagee(s) shall have the right, by giving notice in writing to Lessor, to irrevocably and exclusively delegate any rights and remedies granted by this Lease to the Leasehold Mortgage(s) to any collateral assignee of the Leasehold Mortgagee(s) Leasehold Mortgage(s). Such collateral assignee shall be entitled to all the same rights, benefits, privileges, protections and notices as would apply to the Leasehold Mortgagee(s). In the event of any conflicting claims between the Leasehold Mortgagee(s) and a collateral assignee of such Leasehold Mortgagee(s)' Leasehold Mortgage(s), Lessor shall honor the claims of the collateral assignee (to the exclusion of the claims of the Leasehold Mortgagee(s)), provided that such collateral assignee agrees to indemnify Lessor and hold Lessor harmless from and against any and all loss, cost, liability and expense (including reasonable attorneys' fees) arising from any litigation or other dispute between such collateral assignee and the Leasehold Mortgagee(s) from which its rights derive.

          (j) Within thirty (30) days after written request therefor from the Leasehold Mortgagee(s), Lessor shall deliver to the Leasehold Mortgagee(s) a certificate signed by Lessor in form reasonably designated by the Leasehold Mortgagee(s), certifying as to: (1) the rent payable under this Lease; (2) the term of this Lease and the status of Lessee's extension rights, if any, (3) the nature of any known Defaults by Lessee alleged by Lessor; and (4) any other matters reasonably requested by the Leasehold Mortgagee(s),

          (k) Should Leasehold Mortgagee(s) for any reason take possession of the Lease Premises, it shall be subject to and comply fully with all of the provisions and conditions of this Lease which would bind the Lessee, but only for so long as the Leasehold Mortgagee(s) has not assigned its interest under this Lease or abandoned the Lease Premises.

          (l) The Lessor agrees that the rights hereunder of Leasehold Mortgagee(s) shall be exercisable by such Leasehold Mortgagee(s) in the order of the priority of lien or other security interest of their respective Leasehold Mortgage(s) as provided by law, but it shall not be the duty or obligation of the Lessor to assure compliance with this provision.

          (m) Lessor consents to any exercise of remedies by any Leasehold Mortgagee(s) including acceptance of an assignment, deed or other conveyance in lieu of foreclosure.

          (n) Any notice which Lessor is required to give to any Leasehold Mortgagee(s) hereunder shall be deemed to have been given when the United States Postal Service certifies that such notice was delivered to the Leasehold Mortgagee(s) at the address specified in this Lease or at such other address as may be specified from time to time by the Leasehold Mortgagee(s).

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

          (o) [In the event any party disputes the application of the proceeds or any dispute develops between the parties over any portion of this Lease, Lessor is hereby authorized to interplead the proceeds into the registry of the Chancery Court of the Second Judicial District of Harrison County, Mississippi, and to seek a judicial determination of the rights of the parties. Lessor shall not be liable to either party in connection with the performance of its duties hereunder, and the parties do hereby waive any claims they may have against the Lessor for performance of its duties in good faith, except in the event of gross negligence or willful misconduct.]

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

                                    PARCEL L6
                            LAMUESE STREET EXTENSION

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet; thence run West for 21.29 feet; thence run South 00 degrees 22 minutes 56 seconds East for 56.28 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING run South 89 degrees 56 minutes 41 seconds East for
16.57 feet; thence run South 00 degrees 28 minutes 40 seconds East for 165.94 feet; thence run South 43 degrees 48 minutes 30 seconds East for 45.54 feet; thence run South 00 degrees 22 minutes 16 seconds East for 80.74 feet; thence run North 89 degrees 52 minutes 45 seconds West for 70.46 feet; thence run South 00 degrees 42 minutes 50 seconds East for 111.52 feet; thence run South 89 degrees 07 minutes 28 seconds West for 12.17 feet; thence run North 00 degrees 29 minutes 01 second West for 250.29 feet; thence run North 01 degree 44 minutes 55 seconds West for 16.59 feet; thence run North 83 degrees 11 minutes 02 seconds West for 1.20 feet; thence run North 00 degrees 23 minutes 59 seconds West for 124.18 feet; thence run South 89 degrees 51 minutes 31 seconds East for
35.92 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Blocks 100 and 130, Biloxi, Harrison County Second Judicial District, Mississippi and contains 18,828.39 square feet or 0.432 acres.

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LANDLORD'S ADDRESS:                              TENANT'S ADDRESS:
140 Lameuse Street                               Attn: Joseph Billhimer, Jr.
Biloxi, MS 39533                                 11400 Reichold Road
228-435-6254                                     Gulfport, MS 39503
                                                 228-594-4021

INDEXING INSTRUCTIONS:   Biloxi Section Blocks 100 and 130, 2nd J.D., Harrison
                         County, MS

INSTRUMENT PREPARED BY:  City of Biloxi, 140 Lameuse Street, Biloxi, MS 39530
                         228-435-6254

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